                                                                   EXHIBIT 10.13



[UNITED SAVINGS ASSOCIATION OF TEXAS FSB LETTERHEAD]





April 4, 1990

Anthony J. Nocella
711 Gawain Road
Plymouth Meeting, PA 19462

Dear Tony,

United Savings Association of Texas FSB has extended the following offer of employment to you:

*     Title:   Executive Vice President/Director and Chief Financial Officer

           Responsible for ALCO, Money Desk, Mortgage Banking, Financial Planning, Mergers and Acquisitions, Wholesale Origination and Sale and Development of Treasury Products

*     Annual Base Salary: $300,000

*     Car Allowance: $600 per month

*     Incentive Bonus Plan (based on performance)

*     Participant in the Company's Key Executive Bonus Plan (.5 of 1%)

*     Relocation Expenses (see attached)

*     4 weeks Annual Vacation

* Membership in One Luncheon Club and One Country Club (initiation fee up to $5,000 and monthly dues)

Anthony J. Nocella
April 4, 1990
Page 2


*     Start Date: On or before June 30, 1990

* Up to 24 months of salary to decline during the first 18 months of employment to up to 6 months of salary, for term of employment, for dismissal for other than cause. "Cause" shall include the matters set forth in 12 CFR 563.3916.

      Example: If termination occurs after 10 months of employment, you will receive bi-monthly severance payments in amounts equal to your then current salary for up to 14 months or until you found comparable employment excluding self employment consulting fees, which ever comes first.

Two signed copies are enclosed. Please keep one for your records, sign the other in the space provided and return to Human Resources for your personnel file.

No doubt, you will make a tremendous contribution to United Savings. In return, I believe you will find a challenging and rewarding career here. I look forward to you joining the Association.

Sincerely,


/s/ Kenneth H. Thorn
- --------------------
Kenneth H. Thorn
President



AGREED AND ACCEPTED this 6th Day of April 1990


/s/ Anthony J. Nocella
- ----------------------
Anthony J. Nocella


KT: hbw

RELOCATION PACKAGE

*     Transportation of household goods

*     Shipment of one automobile

*     Two home finding trips for yourself and spouse and children

*     Closing cost on sale of existing home

*     Closing cost on purchase of new home